                                                                    Exhibit 10.2

                                PLEDGE AGREEMENT


         This PLEDGE AGREEMENT (this "Agreement"), dated as of July 14, 1999, is entered into by and between Altiva Financial Corporation ("Pledgor") and Value Partners, Ltd., as agent ("Agent") on its own behalf and on behalf of T. Rowe Price Recovery Fund II, L.P. (collectively the "Secured Parties"), in order to secure the payment of the indebtedness hereinafter referred to of Pledgor to the Secured Parties.

                                 R E C I T A L S

         As of the date hereof, the Pledgor entered into that certain Loan Agreement with the Secured Parties and issued, pursuant to the Loan Agreement, two Promissory Notes, each in the principal sum of $1,825,000.00. The first Note was issued to the Value Partners, Ltd. and the second to T. Rowe Price Recovery Fund, which parties collectively are the Secured Parties pursuant to the terms hereof. As a condition to entering into the Loan Agreement and making the loans contemplated therein, the Secured Parties have required the execution of this Pledge Agreement and performance of the obligations thereunder by the Pledgor. The "Pledged Securities" as used herein shall refer to those certain Residual Interest Certificates, copies of which are attached hereto as Exhibit "A", which Pledged Securities were issued pursuant to securitizations of certain home loans as described in Exhibit "B" hereto.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used herein shall have the meaning specified herein.

         SECTION 2. PLEDGE. Pledgor hereby pledges, assigns, transfers and delivers to the Secured Parties, and hereby grants a security interest (the "Security Interest") in, the following (the "Collateral"): the Pledged Securities, the certificates representing such Pledged Securities and all dividends, cash, securities, proceeds, investment property, instruments, general intangibles and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for or related to any or all of such Pledged Securities.

         SECTION 3. SECURED OBLIGATIONS. The Security Interest shall secure, under the circumstances set forth herein, the Secured Obligations. For purposes of this Agreement, the term "Secured Obligations" shall mean the following (i) the due and punctual payment and performance of each of the two (2) Promissory Notes, each in the principal sum of $1,825,000.00, issued to Value Partners, Ltd. and T. Rowe Price Recovery Fund, respectively, pursuant to that certain Loan Agreement as of the date hereof between the Pledgor and the Secured Parties (the "Notes") and (ii) the reimbursement of all costs incurred by the Secured Parties to obtain, preserve and enforce this Agreement, collect



                            PLEDGE AGREEMENT, PAGE 1
the Secured Obligations and maintain and preserve the Collateral, including without limitation the Secured Parties' reasonable attorneys' fees, disbursements and legal expenses.

         SECTION 4. DELIVERY OF COLLATERAL. Upon the execution hereof, Pledgor shall deliver to the Agent all documents, including the certificates representing or evidencing the Collateral, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. Upon the occurrence and during the continuance of an Event of Default, as defined herein, the Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of the Agent any or all of the Collateral.

         SECTION 5. REPRESENTATIONS AND WARRANTIES.

         Pledgor represent and warrant as follows:

                     (i) the Security Interest constitutes a valid and, upon delivery of the certificates evidencing the Pledged Securities, first perfected security interest in all of the Collateral for payment and performance of the Secured Obligations.

                     (ii) The Collateral is owned by Pledgor free and clear of any lien, claim or encumbrance except for the Security Interest.

All representations and warranties of Pledgor contained herein shall survive the execution, delivery and performance of this Agreement until termination of this Agreement under SECTION 16.

         SECTION 6. FURTHER ASSURANCES. Pledgor agrees that at any time and from time to time, at Pledgor's expense, Pledgor will promptly execute and deliver all further instruments and documents, (including financing statements), and take all further action that the Secured Party may reasonably request, including in obtaining all requisite consents (including, if necessary, that of the indenture trustees of the securitization trusts (the "Trusts") as set forth on Exhibit "B") in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce the rights and remedies hereunder with respect to any Collateral. Pledgor shall also promptly cause the Collateral to be registered in the name of the Agent with the certificate registrar and indenture trustee of such securitizations and obtain the consent of such trustees or persons to disburse payments and proceeds of such Collateral as directed by the Agent.

         SECTION 7. RELEASES OF COLLATERAL. Pledgor shall not sell or otherwise dispose of the Collateral, or any part thereof or any interest therein. If the Collateral, or any part thereof, is sold or otherwise disposed of in violation of these provisions, the Security Interest of the Secured Party shall continue in such Collateral or any part thereof notwithstanding such sale or other disposition, and Pledgor will deliver any proceeds thereof to the Secured Party to be held as Collateral hereunder.

         SECTION 8. AGENT APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints the Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in its name or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem reasonably necessary or advisable to accomplish the purposes


                            PLEDGE AGREEMENT, PAGE 2
of this Agreement, including, without limitation, to receive, endorse and collect all instruments, certificates made payable to Pledgor representing any dividend, interest payment, payment of residual interests or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

         SECTION 9. SECURED PARTY MAY PERFORM. Upon the occurrence and during the continuance of an Event of Default (as that term is used in the Loan Agreement and Notes) (including an Event of Default resulting from a failure to perform any agreement contained herein) (collectively, an "Event of Default"), if Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by Pledgor under SECTION 12.

         SECTION 10. REASONABLE CARE. The Agent shall have an obligation to exercise reasonable care with respect to Collateral in its possession; provided, however, that the Secured Party shall be deemed to have exercised reasonable care if the Collateral is accorded treatment substantially comparable to that which the Agent accords its own property.

         SECTION 11. EVENTS OF DEFAULT: REMEDIES UPON DEFAULT. If upon or after the occurrence of any Event of Default and during the occurrence of an Event of Default, the Agent elects to exercise remedies under this Agreement (the occurrence of any such event shall be referred to as an "Acceleration"), then upon minimum notice to the Pledgor required by applicable law, but subject to the terms of the Trusts and related agreements described in Exhibit "B":

                  (a) The Agent may exercise (in compliance with all applicable securities laws) in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code in effect in the State of Maryland at that time, and the Agent may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, over the counter or at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable or otherwise in such manner as necessary to comply with applicable federal and state securities laws. Upon consummation of any such sale, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers at any such sale and such purchasers shall hold the property sold absolutely, free from any claim or right on the part of either Pledgor, and Pledgor hereby waive (to the extent permitted by law) all rights of redemption, stay or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         Pledgor agrees that the Agent shall not be required to register or qualify any of the Collateral under applicable state or federal securities laws in connection with any such sale if the sale is effected in a manner that complies with all applicable federal and state securities laws or exemptions therefrom. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. In the event that any such Collateral is sold at private sale, Pledgor agree that if such Collateral is sold for a price that the Agent in good faith believes to be reasonable under the


                            PLEDGE AGREEMENT, PAGE 3
circumstances then existing, then (a) the sale shall be deemed to be commercially reasonable in all respects, (b) Pledgor shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (c) the Agent shall not incur any liability or responsibility to Pledgor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Pledgor hereby waives any claims against the Agent arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree (other than the Agent or an affiliate of the Agent), unless such sale was not commercially reasonable under the circumstances.

         To the extent notice of sale shall be required by law, the Agent shall give Pledgor at least ten (10) days' (or such longer period as shall be specified by applicable laws) notice of the time and place of any public sale or the time after which any private sale is to be made, which Pledgor agrees shall constitute commercially reasonable notification. At any such sale, the Agent, to the extent permitted by law, may bid (which bid may be, in whole or in part, in the form of cancellation of Secured Obligations) for and purchase for the account of the Agent the whole or any part of the Collateral. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Pledgor agrees that any sale of the Collateral conducted by the Agent in accordance with the foregoing provisions of this SECTION 11(A) shall be deemed to be a commercially reasonable sale under the Uniform Commercial Code as in effect in the State of Maryland from time to time.

         As an alternative to exercising the power of sale herein conferred upon it, the Secured Parties may proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

                  (b) Any cash held by the Secured Parties as Collateral and all cash proceeds received by the Secured Parties in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (i) prior to the occurrence of an Acceleration shall be held by the Secured Party as collateral for the Notes, and (ii) following the occurrence of an Acceleration as provided in Section 4 of the Loan Agreement.

         SECTION 12. EXPENSES. The Secured Parties shall be entitled to receive from any proceeds of the Collateral, the amount of any and all reasonable expenses, including the fees and expenses of its counsel and of any experts and agents which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the


                            PLEDGE AGREEMENT, PAGE 4
rights of the Secured Party hereunder, or (iv) the failure by either Pledgor to perform or observe any of the provisions hereof.

         SECTION 13. SECURITY INTEREST ABSOLUTE. All rights of the Secured Parties hereunder, the interest, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                        (i) any lack of validity or enforceability of the Notes, Loan Agreement or related loan documents or the Secured Obligations or any other agreement or instrument relating to the Notes, Loan Agreement or related loan documents or the Secured Obligations;

                       (ii) any change in the time, manner or place of payment of, or in any other term of, the Notes, Loan Agreement or related loan documents or the Secured Obligations, or any renewal or extension of the Notes, Loan Agreement or related loan documents or the Secured Obligations or any other amendment or waiver of or any consent to any departure from this Agreement or any other agreement or instrument;

                      (iii) any sale, exchange, release or nonperfection of any other collateral, or any release of any guarantor or any person liable in any manner for the collection of the Notes, Loan Agreement or related loan documents or the Secured Obligations, or any amendment or waiver of or consent to or departure from any guaranty, for the Notes, Loan Agreement or related loan documents or the Secured Obligations; or

                       (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Notes, Loan Agreement or related loan documents or the Secured Obligations or in respect of this Agreement.

         SECTION 14. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and Pledgor, and then such waiver or consent shall be effective only for the specific purpose for which given.

         SECTION 15. TIME IS OF THE ESSENCE; NO WAIVER: CUMULATIVE REMEDIES. Time and exactitude of each of the terms, obligations, covenants and conditions of this Agreement are hereby declared to be of the essence. No failure on the part of the Secured Parties to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Parties preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 16. TERMINATION. This Agreement shall terminate upon the payment in full of the Secured Obligations. Upon such termination, the Secured Parties shall reassign and redeliver (or cause to be reassigned and redelivered) to Pledgor, or to such person or persons as Pledgor shall designate or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Secured Party pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be free and clear of all liens created in favor




                            PLEDGE AGREEMENT, PAGE 5
of or by the Secured Parties herein, without recourse upon or warranty by the Secured Party and at the expense of Pledgor.

         SECTION 17. ADDRESSES FOR NOTICES. Any notice or communication to be given or made hereunder shall be in writing (including facsimile communication) and may be given or made personally or by first class letter, telecopy, courier telex or tested telex, telegram or cable (confirmed, in the case of a telecopy, telex, telegram or cable, by a letter delivered personally within, or dispatched by first class mall within, twenty-four hours of the dispatch of such telecopy, telex, telegram or cable) and shall be effective when actually received. For the purposes hereof, the address of the Pledgor shall be the address maintained in the records of the Secured Party (until notice of a change thereof is given as provided in this SECTION 17), and the address of the Agent (until notice of a change thereof is given as provided in this SECTION 17) shall be as follows:

                              Value Partners, Ltd.
                                4514 Cole Avenue
                                    Suite 808
                               Dallas, Texas 75205

         SECTION 18. CONTINUING SECURITY INTEREST; ASSIGNMENTS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until termination as provided in SECTION 16,
(ii) be binding upon Pledgor, the Secured Party and their respective successors and assigns, and (iii) inure, together with the rights, powers and remedies of Pledgor and the Secured Party hereunder, to the benefit of Pledgor, the Secured Party and their respective successors, transferees and assigns, as the case may be.

         SECTION 19. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND (OTHER THAN CONFLICT OF LAWS RULES).

         SECTION 20. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective. If any provisions of this Agreement or any lien, security interest or other right of the Secured Parties hereunder shall be held to be invalid, illegal or unenforceable under applicable law, such invalidity, illegality or unenforceability shall not affect any other provision herein or any lien, security interest or other right granted hereby.




                            PLEDGE AGREEMENT, PAGE 6

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first above written.


                                   SECURED PARTY:

                                   VALUE PARTNERS, LTD.

                                   /s/ Timothy G. Ewing
                                   --------------------------------------------
                                   Timothy G. Ewing
                                   Managing Partner for Ewing & Partners
                                   General Partner for Value Partners, Ltd.
                                   as agent for itself and
                                   T. Rowe Price Recovery Fund, II, L.P.


                                   PLEDGOR:

                                   ALTIVA FINANCIAL CORPORATION


                                   By: /s/ Champ Meyercord
                                      -----------------------------------------

                                   Its: Chief Executive Officer
                                      -----------------------------------------




                            PLEDGE AGREEMENT, PAGE 7

                                   EXHIBIT "B"


A.   1996-1 RESIDUAL INTEREST INSTRUMENT

         Residual Interest Instrument No. 1 dated March 29, 1996 for a 100% residual interest in the Mego Mortgage FHA Title 1 Loan Trust 1996-1 (as from time to time modified or amended, together with any other securities issued and replaced and/or exchanged therefor or in refinancing thereof) issued in connection with, interalia, the following agreements (as from time to time modified or amended), as from time to time in effect, represent Collateral:

         1. Pooling and Servicing Agreement dated as of March 21, 1996 among the Borrower, Financial Asset Securities Corp. ("Financial Asset"), Norwest Bank Minnesota, N.A. ("Norwest") and First Trust of New York, N.A. ("First Trust").

         2. Servicing Agreement dated as of March 21, 1996 among Mego Mortgage FHA Title Loan Trust 1996-1 (the "1996-1 Trust"), the Borrower, Norwest and First Trust.

B.   1996-2 RESIDUAL INTEREST INSTRUMENT

         Residual Interest Instrument No. 1 dated August 15, 1996 for a 100% residual interest in the Mego Mortgage FHA Title 1 Loan Trust 1996-2 (as from time to time modified or amended, together with any other securities issued and replaced and/or exchanged therefor or in refinancing thereof) issued in connection with, interalia, the following agreements (as from time to time modified or amended), as from time to time in effect, represent Collateral:

         1. Pooling and Servicing Agreement dated as of August 1, 1996 among the Borrower, Financial Asset, Norwest and First Trust.

         2. Servicing Agreement dated as of August 1, 1996 among Mego Mortgage FHA Title 1 Loan Trust 1996-2 (the "1996-2 Trust"), the Borrower, Norwest and First Trust.

C.   1996-3 RESIDUAL INTEREST INSTRUMENT

         Residual Interest Instrument No. 1 dated December 17, 1996 for a 100% residual interest in the Group 1 Loans in the Mego Mortgage Home Loan Trust 1996-3 (as from time to time modified or amended, together with, interalia, any other securities issued and replaced and/or exchanged therefor or in refinancing thereof) issued in connection with, interalia, the following agreements (as from time to time modified or amended), as from time to time in effect, represent
Collateral:

         1. Pooling and Servicing Agreement dated as of November 1, 1996 among the Borrower, Financial Asset, Norwest and First Trust.

         2. Servicing Agreement dated as of November 1, 1996 among Mego Mortgage Home Loan Trust 1996-3 (the "1996-3 Trust"), the Borrower, Norwest and First Trust.



                            PLEDGE AGREEMENT, PAGE 8

                           NOTICE AND CERTIFICATION OF
                               NO ORAL AGREEMENTS


         THIS NOTICE AND CERTIFICATION OF NO ORAL AGREEMENTS (this "Agreement") is made by and among VALUE PARTNERS, LTD., a Texas Limited Partnership, and T. Rowe Price Recovery Fund II, L.P. (collectively the "Lenders") and ALTIVA FINANCIAL CORPORATION, a Delaware Corporation as of July 14, 1999 ("Borrower").

         Lenders hereby gives the following notice to Borrower and Borrower hereby acknowledges and agrees with such notice:

         THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         FOR PURPOSES OF THIS NOTICE, THE WRITTEN LOAN DOCUMENTS ARE COMPRISED OF THE FOLLOWING (all of which are dated as of July 14, 1999);

         1.       Loan Agreement;

         2. Promissory Note in the principal sum of $1,825,000.00 payable to Value Partners, Ltd.;

         3. Promissory Note in the principal sum of $1,825,000.00 payable to T. Rowe Price Recovery Fund II, L.P.

         4.       Pledge Agreement; and

         5.       Notice and Certification of No Oral Agreements;

         6. Such financing statements, consents, notices and other documents as are contemplated by the above documents, together with any Collateral to be delivered pursuant to such documents.

         This Agreement may be executed in separate or multiple counterparts by the parties, and all of such counterparts shall be considered as one and the same instrument notwithstanding the fact that various counterparts are signed by only one or more of the parties, and all of such Agreements shall be deemed but one and the same Agreement.


NOTICE AND CERTIFICATION OF NO ORAL AGREEMENTS                           PAGE 1
August 13 1999   8:24 PM

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first above written.

                              LENDERS:

                              VALUE PARTNERS, LTD.

                              By:   /s/ Timothy G. Ewing
                                 ----------------------------------------------
                                    Timothy G. Ewing
                                    Managing Partner of Ewing & Partners
                                    general partner of Value Partners, Ltd.


                              T. ROWE PRICE RECOVERY FUND II, L.P.

                              By:   /s/ Hubert M. Stiles, Jr.
                                 ----------------------------------------------
                                    Hubert M. Stiles, Jr.
                                    President of T. Rowe Price Recovery Fund II
                                    Associates, L.L.C., General Partner




                              BORROWER:

                              ALTIVA FINANCIAL CORPORATION,
                              A DELAWARE CORPORATION

                              By:  /s/ Champ Meyercord
                                 ----------------------------------------------
                              Its:  Chief Executive Officer
                                   --------------------------------------------



NOTICE AND CERTIFICATION OF NO ORAL AGREEMENTS                           PAGE 2
August 13 1999   8:24 PM